Future Minimum Lease Payments Under Non Cancelable Operating Leases (Detail) - Dec. 31, 2016 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2017	$ 17,940	¥ 124,557
2018	11,141	77,354
2019	7,130	49,505
2020	5,183	35,985
2021 and thereafter	22,705	157,641
Operating Leases, Future Minimum Payments Due, Total	$ 64,099	¥ 445,042